MORGAN STANLEY SERIES FUND

522 Fifth Avenue

New York, NY 10036

MORGAN STANLEY COMMODITIES ALPHA FUND (CAYMAN) LTD.

c/o Maples Corporate Services Limited

P.O. Box 309, Ugland House

Grand Cayman KY1-1104

Cayman Islands

March 5, 2008

Morgan Stanley Investment Advisors Inc.

522 Fifth Avenue

New York, NY 10036

Re:	Morgan Stanley Commodities Alpha Fund, a portfolio of Morgan Stanley Series Funds

Morgan Stanley Commodities Alpha Fund (Cayman) Ltd.

Dear Sirs:

The Amended and Restated Investment Advisory Agreement made as of November 1, 2004 between you and various investment companies for which you act as investment adviser (the “Agreement”) provides that if at any time other such investment companies, such as the undersigned funds (the “Funds”), or a portfolio of such investment companies (a “Portfolio”), desires to appoint you to serve as their investment adviser under the Agreement, they shall notify you in writing, and further provides that if you are willing to serve as the Funds’ or Portfolio’s investment adviser under the Agreement, you shall notify the Funds in writing, whereupon the Funds and/or Portfolio shall be added to Schedule A of the Agreement and shall become subject to the Agreement.

The Funds hereby inform you that they desire to retain you as the investment adviser for the Portfolio and Fund listed above under the Agreement. You hereby acknowledge that the Morgan Stanley Commodities Alpha Fund (Cayman) Ltd. is not a registered investment company but will be subject to the same terms of the Agreement as a registered investment company.

Your execution of this letter, where indicated, shall constitute notification to us of your willingness to render investment advisory services in respect of the Portfolio and Fund under the above-referenced Agreement, in consideration of the compensation set forth in Schedule A of the Agreement and any schedules thereto.

Very truly yours,

Morgan Stanley Series Fund, on behalf of Morgan Stanley Commodities Alpha Fund

By:	/s/ Dennis F. Shea
Name: Dennis F. Shea Title: Vice President

Morgan Stanley Commodities Alpha Fund (Cayman) Ltd.

By:	/s/ Dennis F. Shea
Name: Dennis F. Shea Title: Vice President

ACCEPTED: Morgan Stanley Investment Advisors Inc.

By:	/s/ Ronald E. Robison
Name: Ronald E. Robison Title: Managing Director

2

AMENDED AND RESTATED

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT made as of the 1st day of November, 2004 by and between the registered investment companies, including any portfolio/series thereof, as set forth on Schedule A (each, a “Fund” and collectively, the “Funds”) as may be amended from time to time, and Morgan Stanley Investment Advisors Inc., a Delaware corporation (hereinafter called the “Investment Adviser”):

WHEREAS, each Fund is engaged in business as an open-end management investment company or as a closed-end management investment company, as identified as such on Schedule A, and is registered as such under the Investment Company Act of 1940, as amended (the “Act”); and

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

WHEREAS, each Fund entered into an Investment Management Agreement to provide management and investment advisory services with the Investment Adviser, or its predecessor as the case may be, effective as of the date set forth in Schedule A (the “Current Investment Management Agreements”); and

WHEREAS, as of May 1, 2004, the Current Investment Management Agreements were amended and restated to combine the Current Investment Management Agreements into a single Amended and Restated Investment Management Agreement (the “Amended and Restated Investment Management Agreement”) to reflect the current parties to such agreements and to make other ministerial changes designed to facilitate the administration of the Amended and Restated Investment Management Agreement; and

WHEREAS, each Fund desires to retain the Investment Adviser to render investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Investment Adviser desires to be retained to perform said services on said terms and conditions; and

WHEREAS, each Fund and the Investment Adviser desires to provide for the administrative and other management services that the Investment Adviser provided under the Amended and Restated Investment Management Agreement in a separate Administration Agreement (the “Administration Agreement”) to be entered into by each Fund with Morgan Stanley Services Company Inc.; and

WHEREAS, this Agreement further amends and restates the Amended and Restated Investment Management Agreement to remove the provisions relating to the administrative and other management services, and to reduce the fees payable by the Funds hereunder but otherwise reflects the current parties to the Amended and Restated Investment Management Agreement (and Annexes 1, 2 and 3 will be amended, if necessary, to add a Fund when such Fund is first included in Schedule A);

W I T N E S S E T H

In consideration of the mutual covenants and agreements of the parties hereto as hereinafter contained, each Fund and the Investment Adviser agree as follows:

1. Each Fund hereby retains the Investment Adviser to act as investment adviser of such Fund and, subject to the supervision of the Trustees/Directors, to supervise the investment activities of such Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Adviser shall obtain and evaluate such information and advice relating to the economy, securities, securities markets and commodities markets as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of each Fund in a manner consistent with the investment objectives and policies of a Fund; shall determine the securities to be purchased, sold or otherwise disposed of by a Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of a Fund, as the Investment Adviser shall deem necessary or appropriate. The Investment Adviser shall also furnish to or place at the disposal of each Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Adviser in the discharge of its duties as each Fund may, from time to time, reasonably request.

2. In connection with those Funds identified in Annex 1 to this Agreement and as permitted in their respective Current Investment Management Agreements, and in connection with all Funds added to Schedule A after the date hereof, the Investment Adviser may, subject to the approval of the Board of Trustees/Directors (and in the case of the Morgan Stanley European Growth Fund Inc., Morgan Stanley International SmallCap Fund, Morgan Stanley Japan Fund, Morgan Stanley Pacific Growth Fund Inc. and Morgan Stanley Variable Investment Series (on behalf of its European Growth Portfolio) shall) at its own expense, enter into a Sub-Advisory Agreement with a Sub-Advisor to make determinations as to certain or all of the securities and commodities to be purchased, sold or otherwise disposed of by such Funds and the timing of such purchases, sales and dispositions and to take such further action, including the placing of purchase and sale orders on behalf of such Funds as the Sub-Advisor, in consultation with the Investment Adviser, shall deem necessary or appropriate; provided that the Investment Adviser shall be responsible for monitoring compliance by such Sub-Advisor with the investment policies and restrictions of such Funds and with such other limitations or directions as the Trustees/Directors of the Fund may from time to time prescribe.

3. The Investment Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Adviser shall be deemed to include persons employed or otherwise retained by the Investment Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Adviser may desire.

4. Each Fund will, from time to time, furnish or otherwise make available to the Investment Adviser such financial reports, proxy statements and other information relating to the business and affairs of such Fund as the Investment Adviser may reasonably require in order to discharge its duties and obligations hereunder.

5. The Investment Adviser shall bear the cost of rendering the investment advisory and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Funds who are also directors, officers or employees of the Investment Adviser.

6. Except as otherwise provided in the Administration Agreement, each Fund assumes and shall pay or cause to be paid all other expenses of such Fund, including without limitation: fees and expenses payable under the Administration Agreement, the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers’ commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities and commodities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the cost and expense of engraving or printing share certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Fund’s shareholders; all expenses of shareholders’ and Trustees’/Directors’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees/Directors or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption (and in the case of the closed-end funds, any dividend or distribution program), whether in shares or in cash; charges and expenses of any outside pricing service used for pricing of the Fund’s shares; charges and expenses of legal counsel, including counsel to the Trustees/Directors of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Adviser, and of independent accountants in connection with any matter relating to the Fund; membership dues of the Investment Company Institute (and in the case of the closed-end funds, other appropriate industry associations); interest payable on Fund borrowings; (and in the case of the closed-end funds, fees and expenses incident to the listing of the funds’ shares on any stock exchange); postage; insurance premiums on property or personnel (including officers and Trustees/Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund’s operation.

7. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Adviser, each Fund shall pay to the Investment Adviser monthly compensation determined by applying the annual rates to the Fund’s daily net assets (weekly net assets with respect to each closed-end fund) as set forth in Schedule A, provided, however, that in no event will the sum of the fee payable hereunder by each Fund to the Investment Adviser hereunder and the fee payable by that Fund under the Administration Agreement, as that agreement may be amended from time to time, exceed the fee payable by the Fund under the Amended and Restated Investment Management Agreement. For the purposes of calculating the advisory fee hereunder and the administrative fee under the Administration Agreement for the closed-end funds referenced on Annex 2 the liquidation preference of any Preferred Shares issued by each of such Funds will not be deducted from the Fund’s total assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. Such calculations shall be made by applying 1/365ths of the annual rates to each Fund’s net assets each day determined as of the close of business on that day or the last previous business day.

In connection with the closed-end funds identified on Schedule A, compensation under this Agreement shall be calculated and accrued weekly and paid monthly by applying the annual rates to the average weekly net assets of the Fund determined as of the close of the last business day of each week, except for such closed-end funds as may be specified in Schedule A. At the request of the Investment Adviser, compensation hereunder shall be calculated and accrued at more frequent intervals in a manner consistent with the calculation of fees on a weekly basis.

If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth in Schedule A. Subject to the provisions of paragraph 8 hereof, payment of the Investment Adviser’s compensation for the preceding month shall be made as promptly as possible after completion of the computation contemplated by paragraph 8 hereof.

8. This section is applicable only to those Funds listed on Annex 3 and subject to any fund specific requirements set forth in Annex 3. In the event the operating expenses of those Funds identified in Annex 3 to this Agreement, including amounts payable to the Investment Adviser pursuant to paragraph 7 hereof and the amounts payable by the Funds under the Administration Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to a Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Adviser shall reduce its advisory fee to the extent of such excess and, if required, pursuant to any such laws or regulations, will reimburse a Fund for annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by a Fund. Such reduction, if any, shall be computed and accrued daily (and in the case of the closed-end funds, weekly), shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to a Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, (and in the case of the closed-end funds, as at the end of the last full week of the month) that expense limitation which results in the largest reduction in the Investment Adviser’s fee shall be applicable.

9. The Investment Adviser will use its best efforts in the supervision and management of the investment activities of each Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Adviser shall not be liable to a Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by a Fund or its investors.

10. Nothing contained in this Agreement shall prevent the Investment Adviser or any affiliated person of the Investment Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any trustee/director, officer or employee of the Investment Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

11. This Agreement shall continue in effect with respect to each Fund for a period of up to one year from the effective date hereof (except with respect to any Fund added to Schedule A of this Agreement after the date hereof, for an initial period of two years from the date that such Fund is added) and thereafter provided such continuance is approved at least annually by the vote of holders of a majority (as defined in the Act) of the outstanding voting securities of each Fund (if applicable, Common Shares and Preferred Shares voting together as a single class) or by the Board of Trustees/Directors of such Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees/Directors of such Fund who are not parties to this Agreement or “interested persons” (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) each Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days’ written notice to the Investment Adviser, either by majority vote of the Board of Trustees/Directors of such Fund or by the vote of a majority of the outstanding voting securities of such Fund (if applicable, Common Shares and Preferred Shares voting together as a single class); (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Adviser may terminate this Agreement without payment of penalty on thirty days’ written notice to such Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

Any approval of this Agreement by the holders of a majority of the outstanding voting securities of any portfolio/series of a Fund shall be effective to continue this Agreement with respect to such portfolio/series notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio/series or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Fund of which it is a portfolio/series unless such approval shall be required by any other applicable law or otherwise.

12. This Agreement may be amended by the parties without the vote or consent of shareholders of a Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Funds nor the Investment Adviser shall be liable for failing to do so.

13. This Agreement shall be construed in accordance with the law of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

14. The Declaration of Trust, together with all amendments thereto establishing each Fund identified in Schedule A as a Massachusetts business trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of such Funds refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of such Funds shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of such Funds, but the Trust Estate only shall be liable.

15. The Investment Adviser and each Fund agree that the name Morgan Stanley is a property right of the Investment Adviser or its parent. Each Fund agrees and consents that (i) it will only use the name Morgan Stanley as a component of its name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the Name for any purpose, (iii) the Investment Adviser or its parent, or any corporate affiliate of the Investment Adviser’s parent, may use or grant to others the right to use the name Morgan Stanley, or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, (iv) at the request of the Investment Adviser or its parent or any corporate affiliate of the Investment Adviser’s parent, each Fund will take such action as may be required to provide its consent to the use name Morgan Stanley, or any combination or abbreviation thereof, by the Investment Adviser or its parent or any corporate affiliate of the Investment Adviser’s parent, or by any person to whom the Investment Adviser or its then current parent or a corporate affiliate of the Investment Adviser’s parent shall have granted the right to such use, and (v) upon the termination of any investment advisory agreement into which a corporate affiliate of the Investment Adviser’s parent and each Fund may enter, or upon termination of affiliation of the Investment Adviser with its parent, each Fund shall, upon request of the Investment Adviser or its parent or any corporate affiliate of the Investment Adviser’s parent, cease to use the Name as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, trustees/directors and shareholders to take any and all actions which the Investment Adviser or its parent or any corporate affiliate of the Investment Adviser’s parent, may request to effect the foregoing and to reconvey to the Investment Adviser’s parent any and all rights to such name.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement, on November 1, 2004, in New York, New York.

ON BEHALF OF EACH FUND AS SET FORTH IN SCHEDULE A
By:	/s/ Ronald E. Robison
Ronald E. Robison Principal Executive Officer

Attest:

/s/ Sheldon Winicour

MORGAN STANLEY INVESTMENT ADVISORS INC.
By:	/s/ Mitchell E. Merin
Mitchell E. Merin President

Attest:

/s/ Sheldon Winicour

SCHEDULE A

As of March 5, 2008

All of the Funds referenced below are organized as Massachusetts business trusts unless otherwise indicated.

I.	OPEN-END FUNDS: Monthly Compensation calculated daily by applying the following annual rates to a fund’s daily net assets:

FIXED INCOME FUNDS	EFFECTIVE DATE OF AGREEMENT AND ANY AMENDMENTS ENTERED INTO PRIOR TO MAY 1, 2004	INVESTMENT ADVISORY FEE
Morgan Stanley California Tax- Free Income Fund	05/31/97, as amended on 04/30/98

0.47% of the portion of the daily net assets not exceeding $500 million; 0.445% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.42% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.395% of the portion of the daily net assets exceeding $1 billion.

Morgan Stanley Convertible Securities Trust	05/31/97

0.52% of the portion of the daily net assets not exceeding $750 million; 0.47% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.42% of the portion of the daily net assets of the exceeding $1 billion but not exceeding $1.5 billion; 0.395% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.37% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.345% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Mortgage Securities Trust	05/31/97, as amended on 04/30/98

0.47% of the portion of the daily net assets not exceeding $1 billion; 0.445% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.395% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.37% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.345% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.32% of the portion of the daily net assets exceeding $7.5 billion but

Sch.A-1

FIXED INCOME FUNDS	EFFECTIVE DATE OF AGREEMENT AND ANY AMENDMENTS ENTERED INTO PRIOR TO MAY 1, 2004	INVESTMENT ADVISORY FEE

not exceeding $10 billion; 0.295% of the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.27% of the portion of the daily net assets exceeding $12.5 billion.

Morgan Stanley Flexible Income Trust	05/31/97, as amended on 04/30/98	0.32% of the daily net assets.
Morgan Stanley High Yield Securities Inc. (Maryland corporation)	05/31/97

0.42% of the portion of the daily net assets not exceeding $500 million; 0.345% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.295% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.245% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.22% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Limited Duration Fund	05/31/97, as amended on 04/30/98, 05/01/04

0.52% of the portion of the daily net assets not exceeding $1 billion; 0.47% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.42% of the portion of the daily net assets exceeding $2 billion.

Morgan Stanley Limited Duration U.S. Government Trust	05/31/97, as amended on 04/30/98	0.27% of the daily net assets not exceeding $1 billion; and 0.25% of the portion of the daily net assets exceeding $1 billion.
Morgan Stanley Limited Term Municipal Trust	05/31/97, as amended on 04/30/98	0.42% of the daily net assets.
Morgan Stanley New York Tax- Free Income Fund	05/31/97, as amended on 04/30/98	0.47% of the portion of the daily net assets not exceeding $500 million; and 0.445% of the portion of the daily net assets exceeding $500 million.
Morgan Stanley Income Trust	05/31/97, as amended on 04/30/98

0.42% of the portion of the daily net assets not exceeding $500 million; 0.35% of the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% of the portion of the daily net assets exceeding $1.25 billion.

Sch.A-2

FIXED INCOME FUNDS	EFFECTIVE DATE OF AGREEMENT AND ANY AMENDMENTS ENTERED INTO PRIOR TO MAY 1, 2004	INVESTMENT ADVISORY FEE
Morgan Stanley Select Dimensions Investment Series—	05/31/97, as amended on 04/30/98	0.32% of the daily net assets.
- Flexible Income Portfolio
Morgan Stanley Series Fund
-Morgan Stanley Commodities Alpha Fund	March 5, 2008	0.80% of the daily net assets
-Morgan Stanley Commodities Alpha Fund (Cayman)Ltd.	March 5, 2008	None
Morgan Stanley Tax-Exempt Securities Trust	05/31/97, as amended on 04/30/98, 05/01/02

0.42% of the portion of the daily net assets not exceeding $500 million; 0.345% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.295% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; 0.245% of the portion of the daily net assets exceeding $1.25 billion but not exceeding $2.5 billion; and 0.22% of the portion of the daily net assets exceeding $2.5 billion.

Morgan Stanley U.S. Government Securities Trust	05/31/97, as amended on 04/30/98

0.42% of the portion of the daily net assets not exceeding $1 billion; 0.395% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.37% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.345% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.32% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.295% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.27% of the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.245% of the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.22% of the portion of the daily net assets exceeding $12.5 billion.

Sch.A-3

FIXED INCOME FUNDS	EFFECTIVE DATE OF AGREEMENT AND ANY AMENDMENTS ENTERED INTO PRIOR TO MAY 1, 2004	INVESTMENT ADVISORY FEE
Morgan Stanley Variable Investment Series—
- High Yield Portfolio	05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00

0.42% of the portion of the daily net assets not exceeding $500 million; 0.345% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.295% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.245% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.22% of the portion of the daily net assets exceeding $3 billion.

- Limited Duration Portfolio	05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00	0.30% of the daily net assets.
- Income Plus Portfolio	05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00

0.42% of the portion of the daily net assets not exceeding $500 million; 0.35% of the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% of the portion of the daily net assets exceeding $1.25 billion.

Sch.A-4

EQUITY, BALANCED AND ASSET ALLOCATION FUNDS	EFFECTIVE DATE OF AGREEMENT AND ANY AMENDMENTS ENTERED INTO PRIOR TO MAY 1, 2004	INVESTMENT ADVISORY FEE
Morgan Stanley Allocator Fund	12/12/02	0.67% of the daily net assets.
Morgan Stanley Focus Growth Fund	05/31/97

0.545% of the portion of the daily net assets not exceeding $250 million; 0.42% of the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% of the portion of the daily net assets exceeding $4.5 billion.

Morgan Stanley Balanced Fund	05/31/97, as amended on 04/30/98, 05/01/99	0.52% of the portion of the daily net assets not exceeding $500 million; and 0.495% of the portion of the daily net assets exceeding $500 million.
Morgan Stanley Capital Opportunities Trust	06/28/99

0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Developing Growth Securities Trust	05/31/97, as amended on 04/30/98	0.42% of the portion of the daily net assets not exceeding $500 million; and 0.395% of the portion of the daily net assets exceeding $500 million.
Morgan Stanley Dividend Growth Securities Inc. (Maryland corporation)	05/31/97, as amended on 04/30/98

0.545% of the portion of the daily net assets not exceeding $250 million; 0.42% of the portion of the daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.37% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; 0.345% of the portion of the daily net assets exceeding $3 billion but not exceeding $4 billion; 0.32% of the portion of the daily net assets exceeding $4 billion but not exceeding $5 billion; 0.295% of the portion of the daily net assets exceeding $5 billion but

Sch.A-5

EQUITY, BALANCED AND ASSET ALLOCATION FUNDS	EFFECTIVE DATE OF AGREEMENT AND ANY AMENDMENTS ENTERED INTO PRIOR TO MAY 1, 2004	INVESTMENT ADVISORY FEE

not exceeding $6 billion; 0.27% of the portion of the daily net assets exceeding $6 billion but not exceeding $8 billion; 0.245% of the portion exceeding $8 billion but not exceeding $10 billion; 0.22% of the portion of the daily net assets exceeding $10 billion but not exceeding $15 billion; and 0.195% of the portion of the daily net assets exceeding $15 billion.

Morgan Stanley Equally-Weighted S&P 500 Fund	05/31/97, as amended on 05/01/98	0.12% of the portion of the daily net assets not exceeding $2 billion; and 0.10% of the portion of the daily net assets exceeding $2 billion.
Morgan Stanley European Equity Fund Inc. (Maryland corporation)	05/31/97, as amended on 04/30/98, 12/01/98, 05/01/00

0.87% of the portion of the daily net assets not exceeding $500 million; 0.82% of the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Financial Services Trust	05/31/97, as amended on 04/30/98, 05/01/99, 05/01/01

0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $1.0 billion; and 0.62% of the portion of the daily net assets exceeding $1.0 billion.

Morgan Stanley Fundamental Value Fund	08/19/02	0.67% of the portion of the daily net assets not exceeding $500 million; and 0.62% of the portion of the daily net assets exceeding $500 million.
Morgan Stanley Global Advantage Fund	11/06/97, as amended on 05/01/98	0.57% of the portion of the daily net assets not exceeding $1.5 billion; and 0.545% of the portion of the daily net assets exceeding $1.5 billion.
Morgan Stanley Global Dividend Growth Securities	05/31/97, as amended on 05/01/98

0.67% of the portion of the daily net assets not exceeding $1 billion; 0.645% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.62% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.595% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion;

Sch.A-6

EQUITY, BALANCED AND ASSET ALLOCATION FUNDS	EFFECTIVE DATE OF AGREEMENT AND ANY AMENDMENTS ENTERED INTO PRIOR TO MAY 1, 2004	INVESTMENT ADVISORY FEE
0.57% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.545% of the portion of the daily net assets exceeding $4.5 billion.
Morgan Stanley Health Sciences Trust	05/31/97, as amended on 04/30/98, 05/01/01

0.92% of the portion of the daily net assets not exceeding $500 million; 0.87% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.845% of the portion of the daily net assets exceeding $1 billion.

Morgan Stanley Technology Fund	05/31/97, as amended on 04/30/98, 05/01/00

0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $3 billion; and 0.62% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Institutional Strategies Fund	4/25/06	None.
Morgan Stanley International Fund	05/04/99, as amended on 05/01/01	0.65% of the portion of the daily net assets not exceeding $1 billion; and 0.60% of the portion of the daily net assets exceeding $1 billion.
Morgan Stanley International SmallCap Fund	05/31/97, as amended on 12/01/97, 04/30/98	0.95% of the portion of the daily net assets not exceeding $1.5 billion; and 0.90% of the portion of the daily net assets exceeding $1.5 billion.
Morgan Stanley International Value Equity Fund	02/14/01	0.80% of the daily net assets.
Morgan Stanley Japan Fund	05/31/97, as amended on 04/30/98, 10/01/98	0.87% of the daily net assets.
Morgan Stanley Mid-Cap Value Fund	05/16/01	0.72% of the portion of daily net assets not exceeding $1 billion; and 0.65% of the portion of daily net assets exceeding $1 billion.
Morgan Stanley Multi-Asset Class Fund	07/28/97, as amended on 04/30/98	None
Morgan Stanley Nasdaq-100 Index Fund	05/17/01, as amended on 05/01/04	0.12% of the daily net assets.

Sch.A-7

EQUITY, BALANCED AND ASSET ALLOCATION FUNDS	EFFECTIVE DATE OF AGREEMENT AND ANY AMENDMENTS ENTERED INTO PRIOR TO MAY 1, 2004	INVESTMENT ADVISORY FEE

The Investment Adviser has agreed to cap the Fund’s operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund’s “other expenses” and/or waiving its fees under this Agreement and the Administration Agreement to the extent such operating expenses exceed on an annualized basis 0.40% of the average daily net assets of the Fund, which may reduce the fees under this Agreement and the Administration Agreement below 0.20% of the Fund’s average daily net assets.

Morgan Stanley Natural Resource Development Securities Inc.	05/31/97, as amended on 04/30/98	0.545% of the portion of the daily net assets not exceeding $250 million; and 0.42% of the portion of the daily net assets exceeding $250 million.
Morgan Stanley Pacific Growth Fund Inc. (Maryland corporation)	05/31/97, as amended on 04/30/98, 11/01/98

0.87% of the portion of the daily net assets not exceeding $1 billion; 0.82% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.77% of the portion of the daily net assets exceeding $2 billion.

Morgan Stanley Real Estate Fund	02/09/99

0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.

Morgan Stanley Select Dimensions Investment Series-
- Focus Growth Portfolio	05/31/97, as amended on 03/02/98, 05/01/98, 05/01/00

0.545% of the portion of the daily net assets not exceeding $250 million; 0.42% of the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion, 0.37% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% of the portion of the daily net assets exceeding $4.5 billion.

- Balanced Portfolio	05/31/97, as amended on 03/02/98, 05/01/98, 05/10/00	0.52% of the portion of the daily net assets not exceeding $500 million; and 0.495% of the portion of the daily net assets exceeding $500 million.

Sch.A-8

EQUITY, BALANCED AND ASSET ALLOCATION FUNDS	EFFECTIVE DATE OF AGREEMENT AND ANY AMENDMENTS ENTERED INTO PRIOR TO MAY 1, 2004	INVESTMENT ADVISORY FEE
- Capital Opportunities Portfolio	05/31/97, as amended on 03/02/98, 05/01/98, 05/01/00

0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% of the portion of the daily net assets exceeding $3 billion.

- Developing Growth Portfolio	05/31/97, as amended on 03/02/98, 05/01/98, 05/01/00	0.42% of the portion of the daily net assets not exceeding $500 million; and 0.395% of the portion of the daily net assets exceeding $500 million.
- Dividend Growth Portfolio	05/31/97, as amended on 03/02/98, 05/01/98, 05/01/00

0.545% of the portion of the daily net assets not exceeding $250 million; 0.42% of the portion of the daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% of the portion of the daily net assets exceeding $2 billion.

- Equally Weighted S&P 500 Portfolio	05/31/97, as amended on 04/30/98	0.12% of the portion of the daily net assets not exceeding $2 billion; and 0.10% of the portion of the daily net assets exceeding $2 billion.
- Global Equity Portfolio	05/31/97, as amended on 03/02/98, 05/01/98, 05/01/00	0.92% of the daily net assets.
- Growth Portfolio	05/31/97, as amended on 03/02/98, 05/01/98, 05/01/00

0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the portion of the daily net assets exceeding $3 billion.

- Utilities Portfolio	05/31/97, as amended on 03/02/98, 05/01/98, 05/01/00

0.57% of the portion of the daily net assets not exceeding $500 million; 0.47% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% of the portion

Sch.A-9

EQUITY, BALANCED AND ASSET ALLOCATION FUNDS	EFFECTIVE DATE OF AGREEMENT AND ANY AMENDMENTS ENTERED INTO PRIOR TO MAY 1, 2004	INVESTMENT ADVISORY FEE

of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% of the portion of the daily net assets exceeding $5 billion.

Morgan Stanley Series Fund
-Morgan Stanley Diversified Large Cap Equity Fund	September 26, 2007	0.35% of the daily net assets.
-Morgan Stanley Diversified International Equity Fund	September 26, 2007	0.55% of the daily net assets.
Morgan Stanley S&P 500 Index Fund	07/28/97, as amended on 04/30/98, 05/01/99, 05/01/04	0.12% of the portion of the daily net assets not exceeding $2 billion; and 0.10% of the portion of the daily net assets exceeding $2 billion.

The Investment Adviser has agreed to cap the Fund’s operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund’s “other expenses” and/or waiving its fees under this Agreement and the Administration Agreement to the extent such operating expenses exceed on an annualized basis 0.40% of the average daily net assets of the Fund, which may reduce the fees under this Agreement and the Administration Agreement below 0.20% of the Fund’s average daily net assets.

Morgan Stanley Small-Mid Special Value Fund	04/04/02	0.67% of the daily net assets.
Morgan Stanley Special Growth Fund	06/28/99, as amended on 05/01/00

0.92% of the portion of the daily net assets not exceeding $1 billion; 0.85% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.80% of the portion of the daily net assets exceeding $1.5 billion.

Morgan Stanley Special Value Fund	05/31/97, as amended on 04/30/98, 05/01/99 05/01/02	0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion

Sch.A-10

EQUITY, BALANCED AND ASSET ALLOCATION FUNDS	EFFECTIVE DATE OF AGREEMENT AND ANY AMENDMENTS ENTERED INTO PRIOR TO MAY 1, 2004	INVESTMENT ADVISORY FEE
of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.62% of the portion of the daily net assets exceeding $1 billion.
Morgan Stanley Strategist Fund	05/31/97, as amended on 05/01/98, 05/01/00	0.42% of the portion of the daily net assets not exceeding $1.5 billion; and 0.395% of the portion of the daily net assets exceeding $1.5 billion.
Morgan Stanley Total Market Index Fund	07/21/ 99, as amended on 05/01/04,	0.12% of the portion of the daily net assets not exceeding $2 billion; and 0.10% of the portion of the daily net assets exceeding $2 billion.

The Investment Adviser has agreed to cap the Fund’s operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund’s “other expenses” and/or waiving its fees under this Agreement and the Administration Agreement to the extent such operating expenses exceed on an annualized basis 0.40% of the average daily net assets of the Fund, which may reduce the fees under this Agreement and the Administration Agreement below 0.20% of the Fund’s average daily net assets.

Morgan Stanley Utilities Fund	05/31/97, as amended on 04/30/98

0.57% of the portion of the daily net assets not exceeding $500 million; 0.47% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% of the portion of the daily net assets exceeding $5 billion.

Morgan Stanley Value Fund	07/22/98, as amended on 05/01/02, 05/01/04	0.42% of the portion of daily net assets not exceeding $1 billion; 0.37% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.32% of the portion of

Sch.A-11

EQUITY, BALANCED AND ASSET ALLOCATION FUNDS	EFFECTIVE DATE OF AGREEMENT AND ANY AMENDMENTS ENTERED INTO PRIOR TO MAY 1, 2004	INVESTMENT ADVISORY FEE
the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.27% of the portion of the daily net assets exceeding $3 billion.
Morgan Stanley Variable Investment Series-
- Aggressive Equity Portfolio	05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00

0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% of the portion of the daily net assets exceeding $3 billion.

- Dividend Growth Portfolio	05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00

0.545% of the portion of the daily net assets not exceeding $250 million; 0.42% of the portion of the daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% of the portion of the daily net assets exceeding $2 billion.

- Equity Portfolio	05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00

0.42% of the portion of the daily net assets not exceeding $1 billion; 0.395% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% of the portion of the daily net assets exceeding $2 billion.

- European Equity Portfolio	05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00

0.87% of the portion of daily net assets not exceeding $500 million; 0.82% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% of the portion of the daily net assets exceeding $3 billion.

- Global Advantage Portfolio	05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00	0.57% of the portion of the daily net assets not exceeding $1.5 billion; and 0.545% of the portion of the daily net assets exceeding $1.5 billion.
- Global Dividend Growth Portfolio	05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00	0.67% of the portion of the daily net assets not exceeding $1 billion; 0.645% of the portion of the daily net assets exceeding $1 billion but not

Sch.A-12

EQUITY, BALANCED AND ASSET ALLOCATION FUNDS	EFFECTIVE DATE OF AGREEMENT AND ANY AMENDMENTS ENTERED INTO PRIOR TO MAY 1, 2004	INVESTMENT ADVISORY FEE

exceeding $1.5 billion; 0.62% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.595% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.57% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.545% of the portion of the daily net assets exceeding $4.5 billion.

- Income Builder Portfolio	05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00	0.67% of the portion of the daily net assets not exceeding $500 million; and 0.645% of the portion of the daily net assets exceeding $500 million.
- S&P 500 Index Portfolio	05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00, 05/01/04	0.12% of the portion of the daily net assets not exceeding $2 billion; and 0.10% of the portion of the daily net assets exceeding $2 billion.

The Investment Adviser has agreed to cap the Portfolio’s operating expenses (except for brokerage and 12b-1 fees) by assuming the Portfolio’s “other expenses” and/or waiving its fees under this Agreement and the Administration Agreement to the extent such operating expenses exceed on an annualized basis 0.40% of the average daily net assets of the Portfolio, which may reduce the fees under this Agreement and the Administration Agreement below 0.20% of the Portfolio’s average daily net assets.

- Strategist Portfolio	05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00	0.42% of the portion of the daily net assets not exceeding $1.5 billion; and 0.395% of the portion of the daily net assets exceeding $1.5 billion.
- Utilities Portfolio	05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00

0.57% of the portion of the daily net assets not exceeding $500 million; 0.47% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% of the portion of the daily net assets exceeding

Sch.A-13

EQUITY, BALANCED AND ASSET ALLOCATION FUNDS	EFFECTIVE DATE OF AGREEMENT AND ANY AMENDMENTS ENTERED INTO PRIOR TO MAY 1, 2004	INVESTMENT ADVISORY FEE

$2.5 billion but not exceeding $3.5 billion; 0.37% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% of the portion of the daily net assets exceeding $5 billion.

Sch.A-14

MONEY MARKET FUNDS
Active Assets California Tax-Free Trust	05/31/97, as amended on 04/30/98

0.45% of the portion of the daily net assets not exceeding $500 million; 0.375% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% of the portion of the daily net assets exceeding $3 billion

Active Assets Government Securities Trust	05/31/97, as amended on 04/30/98

0.45% of the portion of the daily net assets not exceeding $500 million; 0.375% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% of the portion of the daily net assets exceeding $3 billion.

Active Assets Institutional Government Securities Trust	03/08/02	0.10% of the daily net assets.

On an ongoing basis, the Investment Adviser has agreed under this Agreement with the Fund to assume Fund operating expenses (except for brokerage fees) to the extent that such operating expenses exceed on an annualized basis 0.20% of the average daily net assets of the Fund. <This may reduce the fees under this Agreement and the Administration Agreement below 0.15% for the Fund.

Sch.A-15

MONEY MARKET FUNDS
Active Assets Institutional Money Trust	01/06/00	0.10% of the daily net assets.

On an ongoing basis, the Investment Adviser has agreed under this Agreement with the Fund to assume Fund operating expenses (except for brokerage fees) to the extent that such operating expenses exceed on an annualized basis 0.20% of the average daily net assets of the Fund. <This may reduce the fees under this Agreement and the Administration Agreement below 0.15% for the Fund.

Active Assets Money Trust	05/31/97, as amended on 04/30/98, 05/01/99, 05/01/01, 05/01/02

0.45% of the portion of the daily net assets not exceeding $250 million; 0.375% of the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% of the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $1.75 billion; 0.25% of the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.25 billion; 0.225% of the portion of the daily net assets exceeding $2.25 billion but not exceeding $2.75 billion; 0.20% of the portion of the daily net assets exceeding $2.75 billion but not exceeding $15 billion; 0.199% of the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; 0.198% of the portion of the daily net assets exceeding $17.5 billion but not exceeding $25 billion; 0.197% of the portion of the daily net assets exceeding $25 billion but not exceeding $30 billion; and 0.196% of the portion of the daily net assets exceeding $30 billion.

Active Assets Tax-Free Trust	05/31/97, as amended on 04/30/98

0.45% of the portion of the daily net assets not exceeding $500 million; 0.375% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not

Sch.A-16

MONEY MARKET FUNDS

exceeding $2 billion; 0.25% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; 0.20% of the portion of the daily net assets exceeding $3 billion but not exceeding $15 billion; and 0.199% of the portion of daily net assets exceeding $15 billion.

Morgan Stanley California Tax- Free Daily Income Trust	05/31/97, as amended on 04/30/98

0.45% of the portion of the daily net assets not exceeding $500 million; 0.375% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Liquid Asset Fund Inc. (Maryland Corporation)	05/31/97, as amended on 04/30/98, 05/01/01, 05/01/02

0.45% of the portion of the daily net assets not exceeding $250 million; 0.375% of the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% of the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $1.75 billion; 0.25% of the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.25 billion; 0.225% of the portion of the daily net assets exceeding $2.25 billion but not exceeding $2.75 billion; 0.20% of the portion of the daily net assets exceeding $2.75 billion but not exceeding $15 billion; 0.199% of the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; 0.198% of the portion of the daily net assets exceeding $17.5 billion but not exceeding $25 billion; 0.197% of the portion of the daily net assets exceeding

Sch.A-17

MONEY MARKET FUNDS
$25 billion but not exceeding $30 billion; and 0.196% of the portion of the daily net assets exceeding $30 billion.
Morgan Stanley New York Municipal Money Market Trust	05/31/97, as amended on 04/30/98

0.45% of the portion of the daily net assets not exceeding $500 million; 0.375% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Select Dimensions Investment Series- - Money Market Portfolio	05/31/97, as amended on 03/02/98, 05/01/98, 05/01/00

0.45% of the portion of the daily net assets not exceeding $250 million; 0.375% of the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% of the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% of the portion of the daily net assets exceeding $1.5 billion.

Morgan Stanley Tax-Free Daily Income Trust	05/31/97, as amended on 04/30/98

0.45% of the portion of the daily net assets not exceeding $500 million; 0.375% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; 0.20% of the portion of daily net assets exceeding $3 billion but not exceeding $15 billion; and 0.199% of the portion of the daily net assets exceeding $15 billion.

Sch.A-18

MONEY MARKET FUNDS
Morgan Stanley U.S. Government Money Market Trust	05/31/97, as amended on 04/30/98

0.45% of the portion of the daily net assets not exceeding $500 million; 0.375% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Variable Investment Series- - Money Market Portfolio	05/31/97, as amended on 05/01/98, 05/01/99, 05/01/00

0.45% of the portion of the daily net assets not exceeding $250 million; 0.375% of the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% of the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% of the portion of the daily net assets exceeding $1.5 billion.

Sch.A-19

II.	CLOSED-END FUNDS: Monthly compensation calculated weekly by applying the following annual Rates to a fund’s weekly net assets (except as indicated):

Morgan Stanley California Insured Municipal Income Trust	05/31/97	0.27% of the average weekly net assets.
Morgan Stanley California Quality Municipal Securities	05/31/97	0.27% of the average weekly net assets.
Morgan Stanley Income Securities Inc. (Maryland corporation)	05/31/97	0.42% of the portion of average weekly net assets not exceeding $500 million; and 0.35% of the portion of average weekly net assets exceeding $500 million.
Morgan Stanley Insured California Municipal Securities	05/31/97	0.27% of the average weekly net assets.
Morgan Stanley Insured Municipal Bond Trust	05/31/97	0.27% of the average weekly net assets.
Morgan Stanley Insured Municipal Income Trust	05/31/97	0.27% of the average weekly net assets.
Morgan Stanley Insured Municipal Securities	05/31/97	0.27% of the average weekly net assets.
Morgan Stanley Insured Municipal Trust	05/31/97	0.27% of the average weekly net assets.
Morgan Stanley New York Quality Municipal Securities	05/31/97	0.27% of the average weekly net assets.
Morgan Stanley Quality Municipal Securities	05/31/97	0.27% of the average weekly net assets.
Morgan Stanley Quality Municipal Income Trust	05/31/97	0.27% of the average weekly net assets.
Morgan Stanley Quality Municipal Investment Trust	05/31/97	0.27% of the average weekly net assets.

Sch.A-20

Annex 1

List of Funds for which the Current Investment Management Agreement specifies Section 2 is applicable:

Morgan Stanley Allocator Fund

Morgan Stanley Capital Opportunities Trust

Morgan Stanley Fundamental Value Fund

Morgan Stanley International Fund

Morgan Stanley International Value Equity Fund

Morgan Stanley Mid-Cap Value Fund

Morgan Stanley Nasdaq-100 Index Fund

Morgan Stanley Select Dimensions Investment Series

Morgan Stanley Small-Mid Special Value Fund

Morgan Stanley Special Growth Fund

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Annex 2

List of Closed-End Funds for which the liquidation preference of any Preferred Shares issued by such Fund will not be deducted from the Fund’s total assets for purposes of calculating the advisory fee under this Agreement and administrative fee under the Administration Agreement:

Morgan Stanley California Insured Municipal Income Trust

Morgan Stanley California Quality Municipal Securities

Morgan Stanley Insured Municipal Bond Trust

Morgan Stanley Insured Municipal Income Trust

Morgan Stanley Insured Municipal Trust

Morgan Stanley New York Quality Municipal Securities

Morgan Stanley Quality Municipal Income Trust

Morgan Stanley Quality Municipal Investment Trust

Morgan Stanley Quality Municipal Securities

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Annex 3

List of Funds for which the Current Investment Management Agreement specifies that Section 8 is applicable and any Fund-specific operating expense limitation:

Active Assets California Tax-Free Trust

Active Assets Government Securities Trust

Active Assets Money Trust

Active Assets Tax-Free Trust

Morgan Stanley Focus Growth Fund

Morgan Stanley Balanced Fund

Morgan Stanley California Tax-Free Daily Income Trust

Morgan Stanley California Tax-Free Income Fund

Morgan Stanley Capital Opportunities Trust

Morgan Stanley Convertible Securities Trust

Morgan Stanley Developing Growth Securities Trust

Morgan Stanley Dividend Growth Securities Inc.

Morgan Stanley Equally-Weighted S&P 500 Fund

Morgan Stanley European Equity Fund Inc.

Morgan Stanley Mortgage Securities Trust

Morgan Stanley Global Dividend Growth Securities

Morgan Stanley Health Sciences Trust

Morgan Stanley High Yield Securities Inc.

Morgan Stanley Income Securities Inc.

(a)	1 1/2 % of the first $30 million of the average weekly net assets of the Fund during such year and 1 % of such average weekly net assets in excess of $30 million; or
(b)	25% of the Fund’s gross income for such year, the Investment Adviser will pay to the Fund the greater of the excess as computed under (a) or (b).

Morgan Stanley International SmallCap Fund

Morgan Stanley Japan Fund

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Morgan Stanley Limited Duration Fund

Morgan Stanley Limited Duration U.S. Government Trust

Morgan Stanley Limited Term Municipal Trust

Morgan Stanley Liquid Asset Fund Inc.

Morgan Stanley Natural Resource Development Securities Inc.

Morgan Stanley New York Municipal Money Market Trust

Morgan Stanley Pacific Growth Fund Inc.

Morgan Stanley Select Dimensions Investment Series:

Balanced Portfolio, Developing Growth Portfolio, Dividend Growth Portfolio, Equally-Weighted S&P 500 Portfolio, Flexible Income Portfolio, Focus Growth Portfolio, Global Equity Portfolio, Growth Portfolio, Money Market Portfolio and Utilities Portfolio:

2.5% of the average daily net assets of such Portfolio up to $30 million, 2.0% of the next $70 million and 1.5% of the average daily net assets of such Portfolio in excess of $100 million

Morgan Stanley Special Growth Fund

Morgan Stanley Special Value Fund

Morgan Stanley Strategist Fund

Morgan Stanley Tax-Exempt Securities Trust

Morgan Stanley Tax-Free Daily Income Trust

Morgan Stanley Technology Fund

Morgan Stanley U.S. Government Securities Trust

Morgan Stanley Utilities Fund

Morgan Stanley Variable Investment Series:

Dividend Growth Portfolio, Equity Portfolio, High Yield Portfolio, Money Market Portfolio, Income Plus Portfolio, Strategist Portfolio, or Utilities Portfolio:

1.5% of the average daily net assets of such Portfolio up to $30 million and 1.0% of the average daily net assets of such Portfolio in excess of $30 million

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European Equity Portfolio or Global Dividend Growth Portfolio:

2.5% of the average daily net assets of such Portfolio up to $30 million, 2.0% of the next $70 million and 1.5% of the average daily net assets of such Portfolio in excess of $100 million

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